UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): November 13, 2007

                               ES BANCSHARES, INC.
                               -------------------
             (Exact Name of Registrant as Specified in its Charter)

    Maryland                         000-52178                 20-4663714
--------------------------------     ---------                 -----------
(State or Other Jurisdiction)        (Commission File No.)    (I.R.S. Employer
  of Incorporation)                                          Identification No.)


68 North Plank Road, Newburgh, New York                        12550
---------------------------------------                        -----
(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:  (845) 561-0003
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
           -------------

     On November 13, 2007, Empire State Bank, N.A. the wholly owned subsidiary of ES Bancshares, Inc., announced the opening of its third full-service branch office, located at 284 New Dorp Lane, Staten Island, New York 10306.

     This is Empire State Bank's third full service branch; joining its locations in Newburgh and New Paltz, New York. Empire State Bank also has a loan production office located in Lynbrook, New York as well as a loan production office in Staten Island, New York which will be consolidated into this Staten Island branch office.



Item 9.01. Financial Statements and Exhibits
           ---------------------------------

  (a) Financial Statements of Businesses Acquired. Not applicable.
  (b) Pro Forma Financial Information. Not applicable.
  (c) Shell Company Transactions. Not applicable.
  (d) Exhibits

        Exhibit No.             Description
        ----------              -----------
        99.1                    Press release dated
                                November 13, 2007 announcing
                                the opening of a new branch

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       ES BANCSHARES, INC.


DATE:  November 13, 2007               By:  /s/ Arthur Budich
                                            -----------------
                                            Arthur Budich
                                            Executive Vice President and Chief
                                            Financial Officer